Exhibit 10.26

General Terms Agreement

No. CFM-1-1028985

Between

CFM International Inc.

And

Willis Lease Finance Corporation

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

PROPRIETARY INFORMATION NOTICE   The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

[*] GENERAL TERMS AGREEMENT

Table of Contents

SECTION I – DEFINITIONS	2

SECTION II – TERMS AND CONDITIONS	6

ARTICLE 1 – PRODUCTS	6
ARTICLE 2 - PRODUCT PRICES	6
ARTICLE 3 - PRODUCT ORDER PLACEMENT	7
ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, & PACKAGING OF PRODUCTS	7
ARTICLE 5 - PAYMENT FOR PRODUCTS	8
ARTICLE 6 - TAXES AND DUTIES	9
ARTICLE 7 - WARRANTY AND PRODUCT SUPPORT PLAN	9
ARTICLE 8 - EXCUSABLE DELAY	10
ARTICLE 9 - PATENTS	10
ARTICLE 10 – DATA	11
ARTICLE 11 - TERMINATION FOR INSOLVENCY	13
ARTICLE 12 - LIMITATION OF LIABILITY	13
ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT	14
ARTICLE 14 – PERSONAL DATA PROTECTION	16
ARTICLE 15 – NOTICES	17
ARTICLE 16 – DEFAULT	18
ARTICLE 17 – MISCELLANEOUS	18

EXHIBIT A - ENGINE WARRANTY PLAN	22

SECTION I – WARRANTIES	22
A. New Engine Warranty	22
B. New Parts Warranty	23
C. Campaign Change Warranty	23
D. Warranty Pass-On	24
E. Supplier Warranty Back-Up	24
F. Supplier Interface Warranty	25
SECTION II - GENERAL CONDITIONS	26

EXHIBIT B - ENGINE PRODUCT SUPPORT PLAN	31

SECTION I - SPARE PARTS PROVISIONING	31
SECTION II - TECHNICAL PUBLICATIONS AND DATA	32
SECTION III - CUSTOMER SUPPORT AND SERVICE	32
SECTION IV - ENGINEERING SUPPORT	34
SECTION V - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN	34

EXHIBIT C - PAYMENT TERMS	F-1

EXHIBIT D - CONDITIONS OF ACCESS AND USE OF THE CFM SITES	F-2

EXHIBIT E- [*] ENGINE CONTROLS AND ACCESSORIES	F-4

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-1

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[*] GENERAL TERMS AGREEMENT

THIS GENERAL TERMS AGREEMENT NO. 1-1028985 (hereinafter referred to as this “Agreement”), dated 22 day of December, 2017 (the “Effective Date”), is made and entered into by and between CFM International, Inc. (hereinafter referred to as “CFM”), a company duly organized under the laws of the State of the Delaware, whose registered head office is located at 6440 Aviation Way, West Chester, Ohio 45069, United States of America, and jointly owned by the General Electric Company, a New York corporation (hereinafter referred to as “GE”) and Safran Aircraft Engines, a French company (hereinafter referred to as “SafranAE”) and Willis Lease Finance Corporation,  a company duly organized under the laws of Delaware whose registered head office is located at 773 San Marin Drive, Suite 2215, Novato, CA 94998 (hereinafter referred to as “Customer”).

CFM and Customer are collectively referred to in this Agreement as the “Parties” or individually as a “Party”.

WITNESSETH

WHEREAS, Customer has acquired or is in the process of acquiring a certain number of [*] Spare Engines, and

WHEREAS, the Parties desire to enter into this Agreement to establish the terms and conditions governing the sale by CFM and the purchase by Customer of Products (as defined below), and services to be supplied by CFM in support of Spare Engines and Products for use by Customer with respect to Customer’s Activities.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the respective Parties hereto agree as follows to the respective Sections of this Agreement. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I (“Definitions”), unless the context requires otherwise.

SECTION I – DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

“Agreement” means this General Terms Agreement, together with all exhibits, and specific transaction agreements (“Letter Agreements”) and attachments, between CFM and Customer.

“Aircraft” means the Aircraft aircraft equipped with installed Engines.

"Airworthiness Authorities" means the Federal Aviation Administration of the United States Department of Transportation (“FAA”) and the European Aviation Safety Agency (“EASA”), (superseding the JAA and/or the responsible National Airworthiness Authorities

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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of the European Union (NAAs), as applicable), which are also individually and separately referred to in this Agreement as the “Airworthiness Authority”.

“Airworthiness Directive” means a requirement for the Inspection, repair or modification of the Engine or any portion thereof as issued by Airworthiness Authorities.

“ATA” means the Air Transport Association of America.

“CFM Controls and Accessories” means controls and accessories on Engines or Spare Engines and sold by CFM on a direct purchase.

“CFM Service Bulletin” or "SB" - The document as issued by CFM to notify the Customer of modifications, substitution of parts, special inspections, special checks, or conversion of an Engine from one model to another.

“CFM Sites” - myCFM portal and/or other CFM web sites.

“Critical Part” or “LLP” is an engine rotating or major static structural part with an airworthiness limitation approved by the Airworthiness Authority.

“Critical Influencing Part” is a part that experience has shown can directly or indirectly influence the boundary conditions of the lifing system used to determine the airworthiness limitations of a Critical Part or LLP.

“Customer’s Activities” means commercial engine leasing.

“Customer Response Center or CRC” means “AOC” Aviation Operations Center, or “CSC” Customer Support Center which provides 24 hours, 7 day a week support for Customer’s technical and business inquiries.

 “Data” means all information and data of any type, form or nature (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, customer website data and memoranda) which may be furnished or made available to Customer, directly or indirectly, as the result of this Agreement.

“Day(s)” means a calendar day unless expressly stated otherwise in writing. When the word “Day” is used in relation to the day that the performance is due, then if such day is a Saturday or a Sunday or a day on which business of such nature is not carried out in the United States or France or in the state of incorporation of the Customer, performance shall be postponed until the next Day.

“Departure Records” means the disposition decisions and all departures from CFM shop manuals regarding CFM Parts and component repairs and the CFM approvals thereof.

“Designated Distributor” means any company designated by CFM and having signed a distribution agreement with CFM.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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“Engine” means the FAA/EASA certified Engine Model engine(s) acquired by Customer, as may be further described, from time to time, in the applicable Letter Agreement(s) to this Agreement.

“Expendable Parts” means those Parts which must routinely be replaced during Inspection, repair, or maintenance, whether or not such Parts have been damaged, and other Parts which are customarily replaced at each such Inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, and including Parts suffering Resultant Damage.

“Failure” means the breakage of a Part, failure to function of a Part, or damage to a Part, rendering it not Serviceable and such breakage, failure or damage has been determined to the reasonable satisfaction of CFM to be due to causes within CFM’s control including, but not limited to, a defect in design. Failure shall also include any defect in material or workmanship. Failure does not include any such breakage, malfunction or damage that is due to normal wear and tear.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A "touch-and-go landing" shall be considered as a Flight Cycle.

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects that are not part of the Engine and Engine optional equipment.

"Inspection" means the observation of an Engine or Parts thereof, through disassembly or other means, for the purpose of determining serviceability.

“Labor Allowance” means a CFM credit calculated by multiplying the established labor rate by man-hours allowed for disassembly, reassembly (when applicable), and for Parts repair. If a Labor Allowance is granted for a repair, it shall not exceed the credit that would have been quoted if the Part had not been repairable. The established labor rate means either (a) the then current labor rate mutually agreed between CFM and Customer if the work has been performed by Customer, or (b) the then current labor rate agreed between CFM and the third party repair and overhaul shop if the work has been performed by such repair and overhaul shop.

“Module” means a major sub-assembly of any of the Engines.

“Part” means only those FAA/EASA certified Engine and Engine Module Parts which have been sold originally to Customer by CFM for commercial use. The term excludes parts

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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that were furnished on new Engines and Modules but are procured directly from Vendors and/or Suppliers. Such parts are covered by the Vendors and/or Suppliers warranty and the CFM and/or Suppliers Warranty Back Up.” Also excluded are Expendable Parts.

“Parts Credit Allowance” means the credit granted by CFM to Customer, in connection with either a CFM-declared campaign change or the Failure of a Part under warranty, based on the price of a replacement Part at the time the Part is removed. This credit may take the form of a replacement Part at CFM’s option.

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

“Parts Repair” means the CFM recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“Product(s)” means Spare Engines, Modules, Parts, related optional equipment, Engine thrust upgrade, technical data and other products, offered for sale by CFM from time to time.

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same Engine, provided the Part or Expendable Part causing the damage was in warranty.

“Scrapped Parts” means those Parts determined by CFM to be un-Serviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a CFM representative. Such Parts shall be destroyed and disposed of by Customer unless requested by CFM for engineering analysis, in which event any handling and shipping shall be at CFM’s expense.

“Security(ies)”  means any one or all payment security(ies), including but not limited to, irrevocable documentary credits, and/or standby letters of credit, and/or parent company guarantee, all being both in a form, and issued from a bank and/or party, acceptable to CFM.

 “Serviceable” when used to describe an Engine or Part, means in an airworthy condition within the limits defined in the applicable Engine manuals, specification and/or publications by the type certificate holder.

“Supplier” means any supplier of the [*] Supplier Controls and Accessories specified in Attachment III to Exhibit “Engine Warranty Plan”, Table 3 which may be amended or supplemented from time to time via notification to Customer.

“Supplier Controls and Accessories” means controls and accessories listed in Attachment III to Exhibit “Engine Warranty Plan”, Table 3 on installed or Spare Engines and sold only by Suppliers on a direct purchase basis.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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“Ultimate Life” of a rotating Part means the approved limitation on use of a rotating Part, in cumulative Flight Hours or Flight Cycles, which the Airworthiness Authority establishes as the maximum period of allowed operational time for such rotating Parts in Customer service, with periodic repair and restoration.

SECTION II – TERMS AND CONDITIONS

ARTICLE 1 - PRODUCTS

A.    Customer may purchase directly from CFM under the terms and subject to the conditions hereinafter set forth, Product(s) in quantities and in configurations reasonably required to support Customer’s Activities operated by Customer in connection therewith. However, certain Product can only be purchased from a Designated Distributor.

B.   Re-purchase Option

In order to assure that an adequate supply of CFM [*]Spare Engines and [*]Spare Engines are available to support the worldwide operating fleet of CFM powered aircraft, CFM reserves the option, for a limited period of time following the sale of Spare Engines to Customer, to repurchase Spare Engines for any of the following Customer proposals or actions:

[*]

ARTICLE 2 - PRODUCT PRICES

A.   In General. The selling price of Products will be the respective prices which are quoted in the CFM Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in CFM’s written quotation or proposal from time to time and confirmed in a Letter Agreement for the purchase of Spare Engines or in a purchase order placed by Customer and accepted by CFM. Any Product distributed by a Designated Distributor will be identified as such in the Spare Parts Catalog. CFM shall quote such prices in U.S. Dollars and Customer shall pay for Products in U.S. Dollars. All Product prices include the cost of CFM’s standard tests, Inspection and commercial packaging, but exclude, in the case of Spare Engines, shipping stands, containers and engine covers. Transportation costs and costs resulting from special Inspection, packaging, testing or other special requirements, requested by Customer, will be paid for by Customer. CFM will advise Customer in writing [*] calendar days in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such [*] calendar day period, CFM shall not be obligated to accept Customer purchase orders for quantities of spare Parts in excess of up to [*] calendar days of Customer’s normal usage beyond the effective date of the announced price change.

When Customer requests delivery of Product that is less than the lead time quoted in Spare Parts Catalog, expedite fees may apply, except for emergency cases if such emergency cannot reasonably be forecasted by Customer.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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B.   Spare Engines. Spare Engine prices will be quoted as base prices, subject to escalation using the appropriate CFM Engine escalation provisions then in effect. The appropriate CFM escalation provisions will be set forth in each applicable Letter Agreement to this Agreement. No change to such escalation provisions will apply to Customer until CFM provides Customer at least [*] calendar days prior written notice.

ARTICLE 3 - PRODUCT ORDER PLACEMENT

A.  The terms and conditions set forth herein are in lieu of all printed terms and conditions appearing on Customer’s purchase orders.

B.  For each purchase order placed by Customer, CFM shall respond by confirming, modifying or rejecting it within a reasonable period of time.

C.  For all Products, except Spare Engines, Customer may place purchase orders, in preference, through the CFM Sites, or EDI network (Spec2000), or any other electronic mean, or as prescribed in said Catalogue or CFM's quotation, e-mail, facsimile transmission, or telephone with written confirmation. For any Product supplied by a Designated Distributor, CFM shall refer the Customer to the Designated Distributor.

D.  For Spare Engines only a commitment from Customer to purchase Spare Engine(s) under a Letter Agreement shall be deemed equivalent to having placed a purchase order for such Spare Engine(s). For Spare Engine(s) not purchased through a Letter Agreement, Customer will place a purchase order to CFM International Inc., Attn: CFM Contracts Administration Dept., One Neumann Way, M/D Y7, Cincinnati, OH 45215 USA; and a copy to the Customer’s assigned CSM email address. In either case, [*] prior to the Spare Engine delivery, Customer shall provide the following information:

1) Customer IATA Code;

2) GTA Number;

3) Customer headquarter address;

4) Invoicing and/or Bill of Sale address including name, phone, fax and email;

5) V.A.T. Number;

6) Description of Product;

7) Price;

8) Quantity;

9) Delivery date request;

10) Shipping instructions;

11) Freight forwarder address including contact name, phone, fax email and address;

12) Address for logbook;

13) Spare Engine delivery address.

ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, & PACKAGING OF PRODUCTS

A.  CFM shall deliver Products under each purchase order placed by Customer and accepted by CFM, on a mutually agreed upon schedule consistent with CFM' s lead

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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times and set forth in each purchase order. Delivery dates are subject to (1) timely receipt by CFM of all information necessary to permit CFM to proceed with work immediately and without interruption, and (2) Customer's compliance with the payment terms set forth herein.

B.  Shipment of Products shall be from CFM’s facility in Evendale, Ohio, U.S.A., Peebles, Ohio, U.S.A., Erlanger, Kentucky, U.S.A., or Villaroche, France, or point of manufacture, or other facility at CFM’s option.

C.  Delivery of all Products shall be EX-Works (Incoterms 2010) point of manufacture. Title to Products as well as risk of loss thereof or damage thereto shall pass to Customer upon delivery.

Customer shall be responsible for arranging transportation in compliance with all relevant standards specific to Products, all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods in accordance with the Article titled “Government Authorization” of this Agreement.

If CFM agrees, upon Customer's written request, CFM may assist Customer by designating an appropriate freight forwarder, or by assisting export shipment of Products, at Customer’s sole responsibility and expense, and CFM shall bear no liability for the same.

D.  Unless otherwise instructed by Customer, CFM shall deliver each Product, except for spare Parts, in accordance with CFM’s normal standards for domestic shipment or export shipment, as applicable. The cost of any shipping stand or re-usable container is not included in the price of Engines. In the event any such CFM-owned items are not returned by Customer to the original point of shipment in re-usable condition within thirty (30) calendar days after shipment, Customer will pay CFM the price of such items upon receipt of CFM’s invoice.

E.  CFM shall deliver spare Parts packaged and labeled in accordance with ATA Specification No. 300, or to a revision mutually agreed in writing between CFM and Customer. CFM shall notify Customer, where applicable, that certain spare Parts are packed in unit package quantifies (UPQ's), or multiples thereof.

F.  If any Product is delayed soley by Customer in violation of this Agreement, CFM may make Delivery by placing such Product in storage. In such event, all reasonable expenses incurred by CFM for activities such as, but not limited to, preparation for and placement into storage and handling, storage, inspection, preservation and insurance shall be paid by Customer upon presentation of CFM's invoices.

ARTICLE 5 - PAYMENT FOR PRODUCTS

Customer shall pay CFM with respect to Products purchased hereunder as set forth in the attached Exhibit “Payment Terms”.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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ARTICLE 6 - TAXES AND DUTIES

Unless otherwise specified in this Agreement, CFM shall be responsible for and pay directly all corporate and individual taxes measured by net income or profit imposed by any governmental authority on CFM, its employees or subcontractors in any way connected with this Agreement (“CFM taxes”). Customer shall be responsible for and pay directly when due and payable all taxes, duties, fees, or other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, license, property, sales, stamp, storage, transfer, turnover, use, or value-added taxes, and any and all items of withholding, deficiency, penalty, addition to tax, interest, or assessment related thereto), other than CFM taxes, imposed by any governmental authority on CFM or its employees or subcontractors in any way connected with this Agreement ("Customer taxes").

All payments due and payable to CFM by Customer under this Agreement shall be made without deduction or withholding for Customer taxes, except that if Customer shall be required by law to deduct or withhold any Customer taxes from or in respect of any amount payable by it to CFM hereunder, the amount payable by Customer shall be increased by such amount as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings with respect to any additional amounts payable pursuant to this sentence), CFM receives the same amount that it would have received if no such deduction or withholding had been made. Customer shall provide to CFM on a timely basis, accurate official receipts for deducted or withheld taxes.

If claim is made against CFM for any Customer taxes, CFM shall not pay except under protest, and if payment be made, shall use all reasonable effort to obtain a refund thereof. If all or any part of any such Customer taxes be refunded, CFM shall repay to Customer such part thereof as Customer shall have paid. Customer shall pay to CFM, upon demand, all expenses (including penalties and interest) incurred by CFM in protesting payment and in endeavoring to obtain such refund. If CFM is nevertheless required to pay Customer taxes, Customer shall, promptly upon presentation of CFM’s invoice for the Customer taxes, pay to CFM, or furnish to CFM evidence of exemption therefrom, any Customer taxes legally assessed or levied by any governmental authority against CFM in connection with this Agreement.

All rights to drawback of customs duties paid by CFM to the customs authorities of the country of manufacture of any products shall belong to CFM. Customer agrees to cooperate reasonably with CFM to obtain a drawback.

ARTICLE 7 - WARRANTY AND PRODUCT SUPPORT PLAN

Applicable warranties are set forth in Exhibit “Engine Warranty Plan” relating to all new Engines or Parts, including Expendable Parts, either purchased by Customer directly from

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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CFM or installed on Customer’s Aircraft as original equipment. Product support activities are set forth in Exhibit “Engine Product Support Plan”.

ARTICLE 8 - EXCUSABLE DELAY

CFM shall not be liable or in breach of its obligations under this Agreement to the extent performance of such obligations is delayed or prevented, directly or indirectly, by causes beyond its reasonable control, including acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of Customer or Customer’s suppliers or agents, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism (including disruption of technology resources), delay in transportation, or vendor’s failure to perform (each an “Excusable Delay”). The delivery or performance date shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay. CFM shall use reasonable efforts to continue performance whenever such causes are removed. If CFM is delayed solely by any acts or omissions of Customer or Customer’s other contractors or suppliers, CFM shall be entitled to an equitable adjustment in price and time for performance. In the event an Excusable Delay continues for a period of [*] months or more beyond the scheduled delivery or performance date, Customer or CFM may, upon [*] calendar days written notice to the other, cancel the part of this Agreement so delayed, CFM shall return to Customer all payments relative to the canceled part of this Agreement, and Customer shall pay CFM its reasonable cancellation charges in the event Customer elects to cancel the affected part of this Agreement or if the delay is due solely to Customer acts or omissions.

ARTICLE 9 - PATENTS

A.  CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any Engine and/or Product furnished under this Agreement, without any alteration or further combination, constitutes an infringement of any patent of the United States or France, or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States and France at Chicago on December 7, 1944, in which Customer is authorized to operate or in which another customer pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Customer.

B.  CFM’s liability hereunder is expressly conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such Engine and/or Product is held in such suit or proceeding to constitute infringement and the use of said Engine and/or Product is enjoined, CFM shall, at its own expense and at its option, either (1) procure for Customer the right to continue using such Engine and/or Product; (2) replace same with satisfactory and non-infringing Engine and/or Product; or (3) modify same so it becomes satisfactory and non-infringing Engine and/or Product. CFM shall not be responsible to Customer or to any third party, for incidental or consequential damage, including, but not limited to, costs, expenses, liabilities or loss of profits resulting from loss of use.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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C.  The remedies described in Paragraphs (A) and (B) above do not apply to any Engine and/or Product (1) not purchased by Customer from CFM (except for Engine and/or Product installed as original equipment on aircraft owned, leased or operated by Customer); (2) that was changed, modified, or otherwise altered, or not used for its intended purpose; or (3) that was manufactured by CFM to Customer’s unique specifications or directions. In such cases, CFM assumes no liability whatsoever for patent or copyright infringement, and Customer shall indemnify, defend and hold CFM harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

THE FOREGOING SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY OF CUSTOMER AND THE SOLE LIABILITY OF CFM FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 12 “LIMITATION OF LIABILITY” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

ARTICLE 10 - DATA

A.     All Data is proprietary to and shall remain the property of CFM, GE or SafranAE, as the case may be. All Data is provided to or disclosed to Customer in confidence, and subject to applicable airworthiness regulations, and shall neither (1) be used by Customer or be furnished by Customer to any other person, firm or corporation for the design or manufacture or repair of any products, articles, compositions of matter, or processes, or be used to train third parties nor (2) be permitted out of Customer’s possession, or divulged to any other person, firm or corporation, nor (3) be used in the creation, manufacture, development, or derivation of any repairs, modifications, spare parts, designs or configuration changes, or to obtain Airworthiness Authority or any other government or regulatory approval of any of the foregoing, nor (4) give Customer a license under any patents or rights owned or controlled by CFM, GE or SafranAE, as the case may be. Data shall not be used for the maintenance, repair, or assessment of continued airworthiness of any products not supplied or covered under this Agreement. If CFM’s written consent is given for reproduction in whole or in part, any existing notice or legend shall appear in any such reproduction. Nothing in this Agreement shall preclude Customer from using such Data for the modification, overhaul, or maintenance work performed by Customer on CFM Products purchased by Customer.

B.     Customer shall establish, maintain and follow a Data control plan (“Data Control Plan”) for ensuring that CFM proprietary technical Data is used solely for purposes authorized by this Agreement equal to that which Customer protects its own proprietary and confidential data.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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C.     CFM warrants that it either owns or will secure the right for Customer and/or its customers to use, as set forth in this Paragraph, software delivered as part of an Engine by CFM to Customer under this Agreement. CFM agrees to provide to Customer, as part of the delivered Engines, a copy of all software, in machine readable (object code) format, necessary solely for the operation of Engines provided under this Agreement. CFM will provide to Customer and Customer agrees to accept and execute all necessary license agreements, if any, that are required to memorialize such rights to use such software. Customer agrees that it shall have no rights to sublicense, decompile or modify any software provided by CFM without the prior express written consent of the owner of such software. Customer shall be solely responsible for negotiating any licenses necessary to secure for Customer any additional rights in any software.

D.     Customer shall use commercially reasonable efforts to have its lessee(s) provide CFM with access to continuous data generated by the Electronic Engine Control (EEC), or by any device providing similar data, related to Engine parameters (the “Continuous Engine Operational Data” or “CEOD”) on terms and conditions to be agreed between CFM and Customer’s lessee(s).

E.     [*] Engine Controls and Accessories Removal Data

Customer shall use commercially reasonable efforts to have its lessee(s) provide CFM with information for removals of Engine Controls and Accessories on terms and conditions to be agreed between CFM and Customer’s lessee(s).

F.     The existence and the content of the Agreement are confidential and shall not be disclosed by Customer or CFM to any third person, firm or corporation, without the prior written consent of the other Party, which consent shall not be unreasonably withheld; except that prior written consent shall not be required (i) for disclosure by CFM of this Agreement and related data given by Customer to CFM, to an Engine program participant, joint venture participant, engineering service provider or consultant to CFM so as to enable CFM to perform its obligations under this Agreement or to build the Engine or to provide informational data; (ii) for disclosure by Customer of this Agreement and related data given by CFM to Customer to Customer’s subsidiaries and affiliates, including, Willis Engine Structured Trust III, Willis Engine Securitization Trust II, Willis Aeronautical Services, Inc., Willis Asset Management Limited, CASC Willis Engine Lease Company Limited and Willis Mitsui & Co Engine Support Limited; (iii) to the extent required by Government agencies, by law, or to enforce this Agreement; and (iv) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by confidentiality obligations at least as strict as ones contained in the present Article. In the event (i), (ii) or (iv) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event the Agreement, or other CFM Data is required to be disclosed or filed by government agencies by law, or by court order, Customer shall notify CFM at least thirty (30) calendar days in advance of such disclosure or filing, shall cooperate fully with CFM

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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in seeking confidential treatment of sensitive terms of the Agreement or such Data, and shall restrict such disclosure to the strictly necessary.

G.     Except otherwise agreed between the Parties, nothing contained in this Agreement will convey to Customer the right to use CFM trademarks.

ARTICLE 11 - TERMINATION FOR INSOLVENCY

A.  Upon the commencement of any bankruptcy or reorganization proceeding by or against either Party hereto (the "Defaulting Party"), the other Party hereto may, upon written notice to the Defaulting Party, cease to perform any and all of its obligations under this Agreement and the purchase orders hereunder (including, without limitation, continuing work in progress and making deliveries or progress payments or down payments), unless the Defaulting Party shall provide adequate assurance, in the reasonable opinion of the other Party hereto, that the Defaulting Party will continue to perform all of its obligations under this Agreement and the purchase orders hereunder in accordance with the terms hereof, and will promptly compensate the other Party hereto for any actual pecuniary loss resulting from the Defaulting Party being unable to perform in full its obligations hereunder and under the purchase orders. If the Defaulting Party or the trustee thereof shall fail to provide prompt adequate assurance, upon notice to the Defaulting Party, this Agreement and all purchase orders hereunder may be terminated.

B.  Either Party at its option may terminate this Agreement or any purchase order hereunder with respect to any or all of the Products to be furnished hereunder which are undelivered or not furnished on the effective date of such termination by giving the other Party written notice, as hereinafter provided, at any time after a receiver of the other's assets is appointed on account of insolvency, or the other makes a general assignment for the benefit of its creditors and such appointment of a receiver shall remain in force un-dismissed, un-vacated or un-stayed for a period of [*] calendar days thereafter. Such notice of termination shall be given [*] calendar days prior to the effective date of termination, except that, in the case of a voluntary general assignment for the benefit of creditors, such notice need not precede the effective date of termination.

ARTICLE 12 - LIMITATION OF LIABILITY

The liability of CFM to Customer arising out of, connected with, or resulting from the manufacture, design, sale, possession, use or handling of any Product and/or Engines installed on Customer’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of the Agreement, and/or furnishing of services, whether in contract, tort (including, without limitation, negligence, but excluding willful misconduct or gross negligence) or otherwise, shall be as set forth in this Agreement or in Exhibit “Engine Warranty Plan” or “Engine Product Support Plan” or in the applicable Letter Agreements to the Agreement and shall not in any event exceed the purchase price (or in the absence of a purchase price, the fair

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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market value) of the installed Engine at the time the claim is made without any reductions resulting from the subject of the claim, Product or service giving rise to Customer’s claim . The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM.

In no event shall CFM be liable for incidental, punitive, special, indirect or consequential damages, including but not limited to, damage to, or loss of use, revenue or profit with respect to any aircraft, engine, or part thereof.

THE WARRANTIES AND GUARANTEES SET FORTH IN THIS AGREEMENT OR IN EXHIBITS “ENGINE WARRANTY PLAN” OR “ENGINE PRODUCT SUPPORT PLAN”AND ANY APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

For the purpose of this Article, the term “CFM” shall be deemed to include CFM, GE, SafranAE, and CFM’s subsidiaries and/or affiliates, assigns, subcontractors, suppliers, and the respective directors, officers, employees, and agents of each.

ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT

A.   Customer shall comply with all applicable laws and regulations, including (but not limited to) export laws and regulations of the United States (U.S.) and the European Union (E.U.). Customer will not, without the appropriate governmental authority, in any form export or re-export, sell or resell, ship or reship, or divert, through direct or indirect means, any item or technical data or direct or indirect products sold or otherwise furnished to any person within any territory for which the relevant government, or any agency thereof, at the time of such action requires an export license or other governmental approval.

B.   Customer understands that certain items or technical data are subject to export controls laws and regulations (including, but not limited to, U.S. and E.U.) and agrees to not supply the Products, installed Engines and/or any parts or components or technical data thereof (a) for any end-use or end-user that is prohibited under the applicable export controls laws and regulations, nor (b) to any party that is designated by the U.S. government as a Specially Designated National or Blocked Person (“SDN”), to any party owned or controlled by an SDN, or to any other party subject to restrictions under US trade sanctions administered by the U.S. Office of Foreign Assets Control and/or to any party subject to sanctions and/or trade and financial restrictions under E.U. regulations. Notwithstanding the above, Products and technologies and Data supplied under this Agreement will not be used for military purposes or for proliferation of nuclear, biological, and/or chemical weaponry.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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C.   Customer shall be responsible for obtaining any required authorization such as export license, import license, exchange permit or any other required governmental authorization and shall be responsible for complying with all U.S., E.U., and other foreign government licensing, marking and reporting requirements. CFM shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed and Customer shall not be relieved of its obligation to pay CFM.

D.   Customer undertakes to implement all necessary security measures to prevent the transfer, by any means whatsoever, of information provided by CFM and identified as being subject to applicable laws and regulations on export control to any person not authorized to access such information, by dispensation or by an export license granted by the competent government authorities.

E.   Notwithstanding any other provision, the Parties agree that any violation of the present article shall constitute a material breach of this Agreement that would entitle CFM to immediately suspend or terminate the Agreement (and the related purchase order) without any indemnity and/or liability whatsoever.

F.   Moreover, for the avoidance of doubt, if any delivery under this Agreement is intended to be exported out of the United States, the Customer agrees that the relevant export(s) shall be treated as a routed transaction pursuant to 15 CFR 758.3(b) and 15 CFR 30.3(e).

i.    Export License Determination. Customer agrees that all provisions of the US EAR, including the end-use and end-user controls found in part 744 of the EAR, and the General Prohibitions found in part 736 of the EAR, apply to this routed export transaction. The Customer (or Customer’s designated agent) shall be the exporter and must determine licensing authority (License, License Exception, or NLR), and obtain the appropriate license or other authorization. Customer shall be responsible for obtaining any required licenses or any other required governmental authorization and shall be responsible for complying with all US and foreign government licensing requirements. Customer shall restrict disclosure of all information and Data furnished in connection with such authorization and shall ship the subject matter of the authorization to only those destinations that are authorized by the US Government.

ii.   Export Reporting. Pursuant to 15 CFR 30.3(e), Customer hereby authorizes CFM, upon request of CFM, (or CFM’s designated agent) to file all required Electronic Export Information (EEI) reports via the U.S. Automated Export System (i.e. "AES records") prior to export from the US. CFM (or CFM’s designated agent) shall retain documentation to support the EEI filed and provide documentation to Customer upon request.

All rights to drawback on customs duties paid by CFM with respect to Products and installed Engines (and/or material or components thereof), belong to and shall remain in CFM. If Customer arranges for export shipment, Customer agrees to furnish without charge evidence of exportation or other evidence of tax or duty exemption acceptable to the taxing or customs authorities when requested by CFM.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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ARTICLE 14 – PERSONAL DATA PROTECTION

A.  “Personal Data” is any information relating to an identified or identifiable natural person or to any legal entity if such legal entity is subject to data protection legislation in their country of incorporation (“Data Subject”).

B.   Customer and CFM each agree that any Personal Data obtained from the other Party will be deemed “Data” of the other Party as defined in this Agreement whether or not the Personal Data is publicly available, and such Personal Data shall not be used for any other purpose than the performance of the Agreement. However, subject to the preceding, Customer authorizes CFM to share such Personal Data with its affiliates and parent companies.

C.   Customer and CFM each represent that in providing Personal Data to one another they will comply with all applicable laws and regulations, including but not limited to providing notices to or obtaining consents from the Data Subjects when required.

D.   Steps shall be taken to implement and maintain physical, technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent accidental, unauthorized or unlawful access, use, modification, disclosure, loss or destruction of Personal Data. The security measures taken shall be in compliance with applicable data protection laws and shall be adapted to the risks represented by the processing and the nature of the personal data to be collected and/or stored.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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ARTICLE 15 - NOTICES

All notices required or permitted hereunder shall be in writing, in the English language and shall be delivered personally, by courier service, by mail, by first class return receipt requested mail, by facsimile, or e-mail to the respective Parties to the addresses indicated below, which may be changed by written notice:

(a) in the case of a notice to Customer:

Willis Lease Finance Corporation
773 San Marin Drive, Suite 2215, Novato, CA 94998
Attn: ______________________________ Contact Title: _____________________ Telephone Number: __________________ Facsimile Number: ___________________ Email:___________________

(b) in the case of a notice to CFM:

CFM International, Inc.
One Neumann Way, M.D. Cincinnati, Ohio 45215-1988 USA Attn:, Customer Support Manager Telepnone Number Email:

Effect of Notices:

Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery with acknowledgement of receipt, if delivered personally and sent by courier; or (B) upon delivery with acknowledgement of receipt and reading, if sent by e-mail; or (C) on the next Day following receipt, if sent by facsimile; or (D) on the fifth (5th) calendar day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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ARTICLE 16 – DEFAULT

Customer’s material breach of this Agreement, or any other agreements and contracts between Customer and CFM, including without limitation the failure to provide or maintain acceptable Securities as and when required by CFM in the conditions set forth in the Agreement and in particular its Exhibit “Payment Terms”, will, if not cured within thirty (30) calendar days following the receipt by Customer of a written notice, and at CFM’s option, be a material breach of this Agreement and all other agreements and contracts between Customer and CFM, its affiliates and joint ventures. In such an event, CFM may at its option and without any indemnity and/or liability whatsoever: (A) suspend performance under this Agreement, and any or all of the other agreements and contracts (including purchase orders) until a reasonable time after all defaults have been cured; (B) terminate this Agreement and any or all other such agreements and contracts (including purchase orders); and/or (C) pursue any other remedy with respect to this Agreement or the other agreements and contracts which the law permits.

ARTICLE 17 - MISCELLANEOUS

A.   Assignment of Agreement. This Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by CFM to one of CFM’s affiliates. In the event of any such substitution, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void. Notwithstanding, CFM may assign any of its accounts receivable under this Agreement to any party without Customer’s consent.

B.   Exclusivity of Agreement. Except as otherwise expressly provided to the contrary, the rights herein granted and this Agreement are for the benefit of the Parties hereto and are not for the benefit of any third person, firm or corporation, except as expressly provided herein with respect to GE and SafranAE, and nothing herein contained shall be construed to create any rights in any third parties under, as the result of, or in connection with this Agreement.

C.   Governing Law and Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, U.S.A. without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security for particular items of equipment are governed by the laws of jurisdiction other than New York) and excluding the UN Convention on Contracts for the International Sale of Goods. To the extent that Customer or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, Customer for itself and its property does

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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hereby regularly, irrevocably and unconditionally waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions.

D.   Entire Agreement; Modification. This Agreement contains the entire and only agreement between the Parties, and it supersedes all pre-existing agreements between such Parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification or termination is sought, unless it is made in writing and signed on behalf of CFM and Customer by duly authorized executives.

E.   Duration of Agreement. This Agreement shall remain in full force and effect until (i) Customer no longer has at least one (1) Engine, or (ii) less than five (5) aircraft powered by such engine type are in commercial service worldwide, or (ii) the occurrence of a material breach of the obligations set forth in this Agreement that remains uncured after a period of thirty (30) calendar days following the receipt by the Defaulting Party of the termination notice; or (iv) this Agreement is terminated in accordance with the terms and conditions of this Agreement, or (v) mutual consent of the Parties to terminate this Agreement, whichever occurs first. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

F.   Survival of Certain Clauses. The rights and obligations of the Parties under the following Articles and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Payment for Products

Taxes and Duties

Patents

Data

Limitation of Liability

Governmental Authorization, Export Shipment

Miscellaneous

G.   Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

H.   Severability. The invalidity or un-enforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

I.    Waiver. The waiver by any Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

J.   Dispute Resolution.  All disputes arising out of or in connection with the present Agreement shall be fully and finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The Emergency Arbitrator Provisions shall not apply. The place and seat of arbitration and hearings shall be New York, USA. The arbitration shall be in English and the opinion shall be rendered in English. The arbitration award shall be final and binding by any Party in any court of competent jurisdiction, and shall waive any claim appeal whatsoever against it. The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing Party's actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter. Without inconsistency with this Article, either Party may at any time seek from a court of competent jurisdiction any equitable, interim or provisional relief to avoid irreparable damage.

K.   Electronic Transactions.

(i)   CFM will grant Customer access to and use of the CFM Sites. Customer agrees that such access and use shall be governed by the applicable CFM Site Terms and Conditions, provided, however, that in the event of a conflict with the provisions of this Agreement, this Agreement shall govern. The access to the CFM Sites is subject to Customer undertaking to strictly respect the terms and conditions of the Exhibit “Conditions of Access and Use of the CFM Sites”. Moreover, Customer acknowledges that the access to the CFM Sites of its designated users will be subject to the acceptance by each of them of these terms and conditions.

(ii)  CFM will permit Customer to place purchase orders for certain Products on the CFM Sites by various electronic methods (“Electronic POs”). The Parties agree that such Electronic POs a) constitute legally valid, binding agreements; b) have the same force and effect as purchase orders placed in paper format signed by Customer in ink; and c) are subject to the terms and conditions hereof.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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(iii)  CFM will permit Customer to access certain technical Data through the CFM Sites, including, but not limited to CFM technical publications under the terms and conditions of this Agreement. Customer shall be responsible for contacting its Airworthiness Authority representative or the relevant local airworthiness authority for guidelines on the use of such electronic technical data.

(iv)  Customer represents and warrants that any employee or representative who places Electronic POs or accesses Data through the CFM Sites is authorized by Customer to do so and has obtained a login name(s) and password(s) through the CFM Site registration process. CFM shall be entitled to rely on the validity of a login name or password unless notified otherwise in writing by Customer.

L.   Counterparts. This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Agreement for all purposes.

M.  General Rules of Agreement Interpretation. Article and paragraph headings contained in this Agreement are inserted for convenience of reference only and do not limit, affect or restrict in any way the meaning and the interpretation of this Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as “hereunder”, “hereof” and “herein” and other words beginning with “here” refer to the whole of this Agreement, including amendments. References to Articles, Sections, Paragraphs or Exhibits will refer to the specified Article, Section, Paragraph or Exhibit of this Agreement unless otherwise specified

N.   Customer Activities. Provisions contained in the Agreement (as amended from time to time, and including Letter Agreements) are exclusively applicable in support of Customer’s Activities, to the exclusion of any other activities and/or uses. In case Customer chooses to purchase Products or services for other activities, specific terms and conditions applicable to such other activities shall be defined under a separate agreement.

O.   Further Assurances.  Customer shall, at its sole cost and expense, take all steps as are required or available by law and/or international conventions (including the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa, on November 16, 2001, and its protocol on Matters specific to Aircraft Equipment, if enforceable in the state of incorporation of Customer) or by practice, custom or understanding or as CFM may request, to ensure that the Agreement is valid and enforceable in the jurisdiction of the Customer, and to protect, preserve, maintain and perfect to the fullest extent possible in accordance with applicable laws, the rights, title and interests of CFM and/or its affiliates, joint ventures and/or parent companies (and the owner and financier of a CFM asset in the possession of Customer, if applicable), including in any other jurisdiction in or over which the CFM asset may be operated at any time when under the possession of the Customer.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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Customer shall provide CFM with evidence of such registration as soon as available. Notwithstanding the foregoing, CFM agrees to co-operate with the reasonable requests of Customer or Customer’s financiers, if any, in relation to filings at the International Registry with respect to the Spare Engines purchased by Customer. CFM agrees to provide the necessary electronic consents to such registrations as CFM may arrange in relation to the Spare Engines following Delivery, which electronic consents shall be given promptly after receipt by CFM of an electronic communication from the International Registry requesting the CFM’s consent to such registrations

IN WITNESS WHEREOF, the Parties hereto, by their duly authorized officers, entered into and executed this Agreement to be effective as of the Effective Date.

Willis Lease Finance Corporation	CFM INTERNATIONAL, Inc.

Signature	Signature

Printed Name	Printed Name

Title	Title

EXHIBIT A – [*] and [*] ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.   New Engine Warranty

1.        CFM warrants each new Engine and Module against Failure for the initial [*] Engine Flight Hours (“EFH”) as follows:

a.  Parts Credit Allowance will be granted for any Failed Parts.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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b.  Labor Allowance for disassembly, reassembly, test and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

c.  Such Parts Credit Allowance and Labor Allowance will be: 100% from new to [*] EFH and decreasing pro rata from 100% at [*] EFH to zero percent at [*] EFH.

2.        As an alternative to the above allowances, CFM shall upon request of Customer, arrange to have Failed Engines and Modules repaired per the terms of Paragraph 1 above, at a facility designated by CFM.

B.   New Parts Warranty

In addition to the warranty granted for new Engines and Modules, CFM warrants Parts as follows:

1.  During the first [*] EFH for such Parts CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for Failed Parts.

2.  CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at [*] EFH Part Time to zero percent at the applicable hours designated in the applicable Engine Parts Table 1 set forth in Attachment I to this Exhibit “Engine Warranty Plan”.

3.  CFM provides a warranty on CFM Controls and Accessories set forth in the applicable Table 2 set forth in Attachment II to Exhibit “Engine Warranty Plan” . CFM will grant a pro rata Parts Credit Allowance for repair or replacement cost at 100% up to [*] EFH Part Time decreasing to zero percent at [*] EFH Part Time or [*] years whichever comes first.

C. Ultimate Life Warranty

1.  CFM warrants Ultimate Life limits on the following Critical Parts:

•	Fan Disk
•	Booster Spool
•	Fan Shaft
•	HPC Front Shaft
•	HPC Blisks, Disks and Spools
•	HPC Compressor Discharge Pressure Seal
•	HPT Disks
•	HPT Forward Seal
•	HPT Mid Seal
•	HPT Aft Seal
•	LPT Cone Shaft
•	LPT Interstage Seal

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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•	LPT Spools and Disks
•	LPT Shaft

2.  CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at [*] Engine Flight Cycles (“EFC”). Parts Credit Allowance will be granted only when such Parts are permanently removed from service by a CFM and/or Airworthiness Authority imposed Ultimate Life Limitation of less than [*] EFC. Parts Credit Allowance will not be granted under this Ultimate Life Warranty for any individual Failure or other cause not related to the total usage capability of all such Parts in Customer service.

D. Campaign Change Warranty

1.   A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a time compliance CFM Service Bulletin implementing an Airworthiness Directive. CFM will grant the following Parts Credit Allowances:

(i)       100% for Parts in inventory or removed from service when new or with [*] EFH or less total Part Time;

(ii)       50% for Parts in inventory or removed from service with over [*] EFH since new, regardless of warranty status.

2.  Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin implementing an Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

3.  Life controlled rotating Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits imposed by an Airworthiness Directive, are excluded from Campaign Change Warranty.

E.  Warranty Pass-On

If requested by Customer and consented to by CFM in writing, which consent will not be unreasonably withheld, CFM will permit assignment of the warranty support for Engines sold or leased by Customer to commercial Customer operators, or to other lessor leasing to commercial Customer operators. Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Customer from the Aircraft manufacturer and apply to the unexpired portion of the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty, and Campaign Change Warranty (collectively, the “Engine Warranties”), and will require such operator(s) to agree in writing to be bound by and

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

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[*] GENERAL TERMS AGREEMENT

comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties as set forth in this Agreement. CFM's consent shall not be required for the assignment by Customer of Customer’s rights to the Engine Warranties to (i) Customer’s subsidiaries and affiliates, including, Willis Engine Structured Trust III, Willis Engine Securitization Trust II, Willis Aeronautical Services, Inc., Willis Asset Management Limited, CASC Willis Engine Lease Company Limited and Willis Mitsui & Co Engine Support Limited, (ii) an owner trustee for the benefit such abovementioned affiliates or subsidiaries, (iii) to a bona fide third party leasing company, investment fund, bankor financing institution , or (iv) each such assignment made in respect to Customer's initial financing of one or more new Aircraft or spare Engine(s), as the case may be. In exercising any rights under such Engine Warranties, such assignee shall be conclusively deemed to have accepted the applicable terms and conditions of this GTA, including the limitations, applicable to the Engine Warranties. The exercise by such assignee of any rights to the Engine Warranties shall not release Customer from any of its duties or obligations to CFM under this GTA except to the extent of actual performance by the assignee. CFM’s liability to either or both Customer and its assignee shall not be increased, duplicated or multiplied in any way by reason of such assignment. Customer shall provide the assignee an extracted copy of the terms and conditions of this GTA (including a copy of this paragraph) applicable to the Engines Warranties. CFM’s consent to the assignment under the foregoing terms shall be deemed fulfilled, without further action by CFM, upon receipt by CFM of Customer’s written notice identifying the assignee of the Engine Warranties.

F.   Supplier Warranty Back-Up

1.   Supplier Controls and Accessories provide a warranty on their products used on CFM Engines. This warranty applies to controls and accessories per the applicable Table 3 set forth in Attachment 3 to Exhibit “Engine Warranty Plan” sold to CFM for delivery on installed Engines or Spare Engines and also applies to Supplier Controls and Accessories sold by the Supplier to Customer on a direct purchase basis. In the event the Supplier Controls and Accessories suffer a Failure during the Supplier’s warranty period, Customer will submit a claim directly to the Supplier in accordance with the terms and conditions of the Supplier's warranty.

2.    For Controls and Accessories, in the event a Supplier fails to provide a warranty at least as favorable as the CFM New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Customer, CFM will intercede on behalf of Customer to resolve the claim with the supplier. In the event CFM is unable to resolve a proper claim with the supplier, CFM will honor a claim from Customer under the provisions and limitations of the CFM new Engine or new Part warranty. Settlements under Supplier Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Customer from suppliers.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-25

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

G.   Supplier Interface Warranty

Should any CFM control or accessory, for which CFM is responsible, develop a problem due to its environment or interface with other controls and accessories or with the Engine, Module or equipment supplied by the Aircraft manufacturer, CFM will be responsible for initiating corrective action. If the supplier disclaims warranty responsibility for Parts requiring replacement, CFM will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from CFM or directly from the supplier.

H.  THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

SECTION II - GENERAL CONDITIONS

A.  Customer will maintain adequate operational and maintenance records and make these available for CFM Inspection.

B.  CFM will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by CFM that such claim resulted from the subject Engine, Module or any Parts thereof:

[*]

C.  The express provisions herein set forth the maximum liability of CFM with respect to claims of any kind under this Exhibit “Engine Warranty Plan”, including, without limitation, negligence arising out of the manufacture, sale, servicing, possession, use or handling of the Products or Parts thereof or therefor, and in no case shall CFM’s liability to Customer exceed the purchase price (or in the absence of a purchase price, the fair market value) of the installed Engine, Product or service giving rise to Customer’s claim. In no event shall CFM be liable for incidental, special, punitive or consequential damages. For the purpose of this Section II, the term “CFM” shall be deemed to include CFM, GE, SafranAE, and CFM’s subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Customers uses non- CFM Parts or non- CFM published repairs and such parts or repairs cause personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless CFM from all claims and liabilities connected therewith. This indemnification shall survive termination of this Agreement.

D.  Customer shall advise CFM of any Failure within [*]calendar days after the discovery of such Failure. Any Part for which a Parts Credit Allowance is requested by Customer shall be returned to CFM upon specific request by CFM and must be accompanied

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-26

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

by sufficient information to identify the Part and the reason for its return. In such event, upon return to CFM, such Part shall become the property of CFM unless CFM directs otherwise. Transportation expenses shall be borne by CFM.

E.  The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

F.  Customer will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

G.  If compensation becomes available to Customer under more than one warranty or other Engine program consideration, Customer will not receive duplicate compensation but will receive the compensation most beneficial to Customer under a single warranty or other program consideration.

H.  Any repair which is performed without the prior authorization of CFM will not be covered by the applicable warranty.

I.   Transportation to and from repair facilities shall be paid by Customer.

J.   Except as provided in the Warranty Pass-On provisions in sub-section A, of Section II hereof, the provisions of Exhibit “Engine Warranty Plan” apply only to the original owner of the Engines, whether such Engines are procured from CFM as a new Spare Engine or supplied by the Aircraft manufacturer installed on a new Aircraft.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-27

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

ATTACHMENT I to EXHIBIT “Engine Warranty Plan”

TABLE 1 – [*]& [*]WARRANTY PARTS LIST*

ENGINE FLIGHT HOURS
	[*]	[*]	[*]
Fan Rotor
[*]	[*]
[*]	[*]
[*]	[*]
[*]			[*]
[*]			[*]
[*]			[*]
[*]	[*]
Fan Stator
[*]		[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]		[*]
Compressor Rotor
[*]	[*]
[*]			[*]
Compressor Stator
[*]		[*]
[*]	[*]
[*]	[*]
[*]	[*]
Combustor
[*]	[*]
[*]		[*]
HPT Rotor
[*]	[*]
[*]	[*]
[*]			[*]
[*]			[*]
[*]			[*]
[*]			[*]
HPT Stator
[*]		[*]

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-28

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Turbine Center Frame
[*]		[*]
LPT Rotor
[*]	[*]
[*]			[*]
[*]			[*]
[*]			[*]
[*]			[*]
LPT Stator
[*]		[*]
[*]	[*]
[*]	[*]
Fan Frame
[*]		[*]
[*]	[*]
[*]	[*]
Turbine Center Frame
[*]		[*]
[*]	[*]
Turbine Rear Frame
F[*]rame		[*]
#5 Bearing Support	[*]
“C” Sump	[*]
Main Engine Bearings	[*]
Gearboxes
[*]		[*]
[*]	[*]
[*]	[*]
[*]	[*]
Air Duct	[*]
Sump Air and Oil Seals	[*]

* Warranty Parts List may change as Engine program evolves

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-29

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

ATTACHMENT II to EXHIBIT “Engine Warranty Plan”

TABLE 2A - [*] CFM Controls and Accessories*

DMS Sensor	Fuel Flow Transmitter	Oil Tank
[*]

*Parts list may change as Engine program evolves

TABLE 2B - [*] CFM Controls and Accessories*

DMS Sensor	Fuel Flow Transmitter	Oil Tank
[*]	[*]

ATTACHMENT III to EXHIBIT “Engine Warranty Plan”

TABLE 3A - [*] Supplier Controls and Accessories*

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

* Parts list may change as Engine program evolves

TABLE 3B - [*] Supplier Controls and Accessories*

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-30

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

* Parts list may change as Engine program evolves

EXHIBIT A - ENGINE PRODUCT SUPPORT PLAN

SECTION I - SPARE PARTS PROVISIONING

A.  Return Of Parts

Customer shall have the right to return to CFM, at CFM’s expense, any new or unused Part which has been shipped in excess of the quantity ordered (except as adjusted per standard CFM unit pack quantity) or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

B.  Improved Product

1.  CFM shall have the right to make improvements to Products sold to Customer hereunder.

2.  CFM will from time to time inform Customer in accordance with the means set forth in ATA Specification 2200, when such improved Product becomes available for shipment hereunder.

3.  Improved Product will be supplied unless Customer advises CFM in writing of its contrary desire within [*] calendar days of the issuance of the Service Bulletin specifying the change to the modified Product. In such event, Customer may negotiate for the continued supply of Product of the pre-modified Product at a rate of delivery and price to be agreed upon.

C.   Customer understands that, from time to time, CFM will make Product improvements to the Engine. CFM may elect to issue a Service Bulletin in order to improve the in-service Engines before new production design has cleared production line at Aircraft manufacturer. Customer agrees that it shall not refuse delivery of an Engine from CFM or Aircraft manufacturer if it does not have the latest Product improvement so long as the improvement is not the sole resolution to an Airworthiness DirectiveSpare Parts Availability

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-31

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

1.   CFM will maintain a stock of spare Parts to cover Customer’s emergency needs. For purposes of this Paragraph, emergency is understood by CFM and Customer to mean the occurrence of any one of the following conditions:

AOG        -         Aircraft on Ground

Critical     -         Imminent AOG or Work Stoppage

Expedite  -         Less than Normal Lead Time

2.   Customer will order spare Parts according to lead-time but should Customer’s spare Parts requirements arise as a result of an emergency, Customer can draw such spare Parts from CFM’s stock. Additional expedite fees may apply. A 24-hour Customer Response Center is available to Customer for this purpose. If an emergency does exist, unless it is caused or contributed to by the failure of Customer to arrange for availability of the Initial Provisioning per CFM recommendation, CFM will use its best reasonable efforts to ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Customer:

AOG        -         [*]

Critical     -         [*]

Expedite  -         [*]

SECTION II - TECHNICAL PUBLICATIONS AND DATA

Upon Customer’s written request, CFM, at no additional cost to Customer, shall provide Customer with the electronic technical manuals, including revisions thereof, as applicable for Engine model. Electronic technical manuals will be made available by CFM to Customer through the CFM Sites. All electronic technical manuals provided by CFM shall be in the English language and in accordance with mutually agreed upon provisions of the ATA 2200 Specification or S1000D Specification, at CFM’s option.

SECTION III - TECHNICAL TRAINING

A. Scope

Upon Customer’s written request, CFM will provide a quotation for technical training.

The training furnished under this Agreement shall be as follows:

•	Product – as previously defined in this Agreement ([*] and [*] Spare Engines).
•	Quantity – [*] Student-Days* at no charge shall be provided to Customer for each [*] and [*] Spare Engine delivered.
•	Courses – detailed in training catalog.

* Student-Days = the number of students multiplied by the number of class days

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-32

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

The courses will be detailed in the CFM training catalog:

   Standard Line Maintenance Training

o   General Familiarization

o   PowerPlant Line & Base Maintenance

o   Borescope Inspection

Student shall be an employee of the Customer, unless written approval received from CFM prior to scheduling the training.

The Customer Support Manager, in conjunction with appropriate CFM Training representatives, will be available to conduct a review session with Customer to schedule required training.

B. Training Location

Unless arranged otherwise with CFM concurrence, training shall be provided by CFM in English at one or more of the CFM designated facilities identified in the training catalog.

If an alternate site is desired, CFM will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.     Customer will be responsible for providing acceptable classroom space and equipment – including engines, special tools, and hand tools required to conduct the training.

2.     Customer will pay CFM’s travel and living charges for each CFM instructor for each calendar day, or fraction thereof, such instructor is away from CFM’s designated facility, including travel time and administrative fees.

3.     Customer will pay for round-trip transportation for CFM’s instructors and shipment of training materials between the designated facility and such alternate training site.

C. Customer Responsibility

During engine maintenance training at any of the CFM designated facilities, Customer shall be responsible for its personnel’s typical expenses such as:

•	Air and ground transportation expenses
•	Lodging (hotel accommodations)
•	Meals
•	All Medical – physicians, medication, emergencies, etc.
•	Other various and sundry expenses (visits to other businesses, entertainment, etc.).

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-33

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

Customer will be responsible for shipping costs of training materials in all cases.

SECTION IV - CUSTOMER SUPPORT AND SERVICE

A.   Customer Support Manager

CFM will make available to Customer, a Customer Support Manager located at CFM’s facility to provide and coordinate appropriate liaison between the Customer and CFM’s facility personnel.

Customer Support Center

CFM will also assist with the introduction of new Engines into Customer’s fleet, resolution of unscheduled maintenance actions, product scrap approval, and rapid communication between Customer’s maintenance base and CFM’s factory personnel. Throughout the operation of these Engines, the Customer Support Center (“CSC”) and the CFM Sites will augment support at no additional charge to Customer.

B.   Fees for Customer Support Manager

For Customers who purchase new Engines, Customer Support will be provided at no charge. Otherwise, fees may be applied subject to quotation from CFM.

SECTION V - ENGINEERING SUPPORT

A.  CFM shall make Product engineering support available, to Customer, for typical power plant issues:

i.     Engine(s) Shop Manual Clarifications via the CSC

ii.    Technical Inquiry Support via the CSC,

iii.   Special Engineering Investigation with mutual workscope agreement

B.   For Customers who purchase new Engines, engineering support will be provided at no charge, with the exception that CFM may apply a fee for Departure Records. Otherwise, fees may be applied subject to quotation from CFM.

SECTION VI - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN

A.   All support provided by CFM above, is provided to Customer exclusively for the maintenance and Engine operations by Customer of Customer’s Products provided that such Products are operated in the original Engine configuration, or in an Engine configuration that has been modified in accordance with CFM Engine

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-34

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

shop manual. The support and Data provided herein may not be utilized for any other purpose, or assigned or otherwise transferred to any third party, without the written consent of CFM, which consent may be exercised by CFM in its sole discretion. Technical Data and associated support may be provided to Customer for the maintenance and overhaul of Customer’s Engines and Products through a separate license agreement. For the avoidance of doubt, the Product Support Plan is excluded for any non-licensed MRO facility, and for licensed MRO facility their Product Support Plan would prevail over Customer’s Product Support Plan.

B.   Customer will maintain adequate operational and maintenance records and make these available for CFM inspection.

C.   This Product Support Plan is subject to the provisions the Article titled “Limitation of Liability” of the Agreement to which this Exhibit “Engine Product Support Plan” is attached.

D.   Customer will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

E.   Except as provided in the Warranty Pass-On provisions in Paragraph E of Exhibit “Engine Warranty Plan” of the Agreement to which this Exhibit “Engine Product Support Plan” is attached, this Product Support Plan applies only to the original purchaser of the Engine except that installed Engines supplied to Customer through the Aircraft manufacturer shall be considered as original Customer purchases covered by this Product Support Plan.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

WLFC/ GTA n°1-1028985	B-35

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

EXHIBIT B - PAYMENT TERMS

A. Customer shall make payment in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

•	For Spare Engines and Modules:

-      [*] months prior to a scheduled delivery date, CFM shall render to Customer an invoice for [*] percent ([*]%) of the base price (unescalated) which Customer shall pay within [*] ([*]) calendar days of the date of the invoice; and

-      Payment of the balance, including amount for price escalation to the month of scheduled delivery, if any, shall be made no later than [*] Day prior to delivery of each item.

-      If needed for administrative purposes (including shipping, export and taxation requirements), Customer may place a pro-forma purchase order reflecting the Customer commitment to purchase a Spare Engine or Module. For avoidance of doubt, placement of such purchase order or the absence thereof shall not affect the payment obligation of Customer specified above, CFM’s issuance of an invoice or the shipment obligation of CFM as set forth in the applicable Letter Agreement.

•	For spare Parts including Expendable Parts, payment shall be made within [*] calendar days of CFM’s invoice date.

•	For Engine Thrust Upgrade, payment shall be made upon receipt of CFM’s invoice prior to delivery of related rating plug or increased thrust authorization.

B.   All payments (including payment details) hereunder shall be transmitted electronically to CFM’s bank account as notified by CFM on its invoices.

C.   If delivery hereunder is delayed by Customer, payment shall be made based on the delivery schedule set forth in the purchase order as accepted by CFM or the applicable Letter Agreement.

D.   CFM may, by written notice to Customer, and prior to Customer’s placement of a purchase order or Letter Agreement establish different payment terms and/or request additional Securities: (i) in the event Customer repeatedly fails to make payment according to the terms set forth above, or (ii) based upon such matters as the value of the order, delivery requirements, availability of foreign exchange, financial environment, the magnitude of the amounts due and outstanding from Customer.

E.   In the event that the Customer has a bona fide dispute regarding any part or amount contained within an invoice, Customer shall within [*] calendar days of receipt of the invoice give written notice to CFM of that portion of the invoice in dispute, with their

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-1

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

substantiated reasons, together with any supporting documentation. CFM and Customer shall use their respective best endeavors and allocate sufficient resources to settle any part of an invoice disputed by Customer within[*] calendar days or as soon as possible thereafter. Should the Parties fail to reach resolution of any disputed invoice within such period, the disputed invoice shall be resolved by designating senior managers to resolve the dispute in accordance with Article 17, Paragraph J. On resolution of the dispute, CFM shall credit Customer or Customer shall pay to CFM, as applicable, the disputed portion of the invoice within [*] calendar days.

Customer shall be required to pay the undisputed portion of any invoice in accordance with the payment terms set forth above. Provided that Customer complies with these requirements, no late payment charges, as set forth in paragraph F below, shall be levied on the disputed amount, for the time that such amount is disputed by the Parties.

F.   If Customer fails to pay and/or reimburse any amount payable under this Agreement when due, at CFM first written request and without prejudice to any other rights available to CFM under this Agreement, Customer shall pay, on the Late Payment Interest Payment Date (as defined below), to CFM (by way of liquidated damages and not as a penalty) interest on that amount, from the due date until and including the date of payment in full by Customer to CFM ("Late Payment Interest") based upon actual days elapsed in an assumed year of three hundred and sixty (360) days and twelve months of thirty (30) days each. Late Payment Interest will accrue (at the Late Payment Interest Rate, as defined blow) on a day-to-day basis and will be compounded monthly at the end of each calendar month. For the purpose of this Article, the following definitions apply: "Late Payment Interest Rate"  means [*] in effect at the time of computation, but in no event the rate of interest will be greater than the highest rate then permitted under applicable laws. "Late Payment Interest Payment Date" means the 5th (fifth) Day of each calendar month.

G.   Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right or remedy it has or may have, CFM shall be entitled, with [*]days written notice, to set off and/or recoup any outstanding obligation and amounts, balance and/or liability that are due and owing from Customer to CFM, CFM’s affiliates (and not subject to a good faith dispute) for goods or services (whether or not in connection with this Agreement), against any amount, balance and/or liability due by CFM to Customer in connection or not with this Agreement.

EXHIBIT C - CONDITIONS OF ACCESS AND USE OF THE CFM SITES

In consideration for being given a limited access to the CFM Sites, Customer hereby accepts to comply and respect the following terms and conditions of access and use of the CFM Sites:

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-2

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

1.   The access and use rights of the CFM Sites, hereby provided to the Customer, are limited to the rights granted, by CFM to the Customer, under the Agreement and are exclusively applicable for the CFM configurations. However, at the expiration date of the Agreement, the Customer undertakes not to use the CFM Sites and its Information (hereafter defined) any more.

2.   The Customer hereby acknowledges an obligation to comply with the restrictions on access, use and transmittal of information, data, patent and software (which includes, but is not limited to, information, data, patent and software which is proprietary to CFM), set forth herein and/or in the Agreement between CFM and the Customer. As used herein, “Information” includes information, data, inventions and software which reside on the CFM Sites.

3.   The Customer acknowledges an obligation to comply with all laws and regulations relating to the export of technical data which may apply to the Information on the CFM Sites. The Customer further acknowledges that failure to comply with the laws and regulations applicable to the Information may trigger civil and criminal claims and proceedings.

4.   The Customer shall designate in writing one of its employees who will become administrator of the access and use of the CFM Sites for the Customer. Once CFM consent obtained, such administrator shall be responsible to manage, administrate and control the access and use rights to the CFM Sites of the Customer’s users. The Customer remains shall ensure that all information and privacy data provided by its administrator and users shall be correct and complete.

When a Customer’s CFM Sites administrator ceases to be an employee of the Customer or ceases to assume the function of CFM Sites administrator for the Customer, the Customer shall immediately inform CFM by writing in order to revoke the rights of such administrator.

In case of any change concerning the users, the administrator shall immediately inform in writing CFM. In particular, the administrator shall immediately inform and request CFM to revoke the access rights for each user who ceases to be employees of the Customer.

CFM reserves the right, at its own discretion, to terminate or suspend at any moment each administrator’ or users’ access and/or to restrict at any moment the access conditions of each administrator or user.

The Customer shall ensure that, its administrator and users proceeds with an high level of care, confidentiality and protection.

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-3

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

Furthermore, the Customer hereby agrees and acknowledges that it would remain responsible for its administrator, users and employees, for the CFM Sites access and use.

5.   The Customer acknowledges and accepts that CFM may audit, at any moment the Customer’s administrator action and the Customer user’s access. The Customer undertakes to cooperate with CFM during such audits, and to obtain the same from its employees. Moreover, the Customer undertakes that its administrator shall promptly provide the name and position of Customer’s administrator and users upon CFM first request.

6.   The Information of the CFM Sites, whether or not marked as proprietary, to which the Customer and/or its employees will be given access, including third party proprietary information and Information which the Customer may generate, is Information which CFM maintains in confidence and therefore is proprietary to CFM.

In this regard, it is the Customer’s obligation to (a) access only to the CFM Sites’ files authorized to her in accordance with the Agreement and use the CFM Sites Information only to perform its obligations, (b) not use, publish, or otherwise disclose, either during or subsequent to the Customer’s authorized access, any Information belonging to CFM, including any Proprietary Information or any Information of others which CFM is obligated to maintain in confidence, (c) upon completion of such assignment, promptly deliver to CFM all computer software and media provided by CFM or obtained from CFM Sites, (d) refrain from circumventing or attempting to circumvent CFM Sites security or any CFM computer security, (e) not use, publish, or otherwise disclose any information regarding the structure, formal, contents or use of the CFM Sites.

7.   Finally, notwithstanding any other rights and recourses available to CFM, the Customer acknowledges that any failure from itself and/or its employees to comply with any and/or all of its obligations under the present agreement may result in the revocation of any and/or all its access and use rights of the CFM Sites at CFM’s convenience.

EXHIBIT D - [*] ENGINE CONTROLS AND ACCESSORIES

ATA	Designation
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]

“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-4

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
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ATA		Designation
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“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-5

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)

[*] GENERAL TERMS AGREEMENT

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“NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.”

/ GTA n°	F-6

CFM PROPRIETARY INFORMATION

(subject to restrictions on cover page)